SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                                  June 11, 2004



                                   Cosi, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                   000-50052                06-1393745
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File         (I.R.S. Employer
     of incorporation)                Number)             Identification No.)



    242 West 36th Street, New York, New York                  10018
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    (Address of principal executive offices)               (Zip Code)



               Registrant's telephone number, including area code
                                 (212) 653-1600




--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


            This Form 8-K/A amends and restates in its entirety the Form 8-K filed by Cosi, Inc. (the "Company") on June 18, 2004.

Item 4.         Changes in Registrant's Certifying Accountant
                ---------------------------------------------

            On June 11, 2004, Ernst & Young LLP ("Ernst & Young") delivered a letter to the Company confirming that they would resign as the Company's auditors after Ernst & Young's SAS 100 review of the Company's financial statements for the quarter ending June 28, 2004. The Company's Audit Committee accepted the resignation.

            The reports of Ernst & Young on the Company's financial statements for the years ended December 30, 2002 and December 29, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            In connection with the audits of the Company's financial statements for the years ended December 30, 2002 and December 29, 2003, and through July 28, 2004, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in its report on the Company's financial statements for such years.

            No reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 30, 2002 and December 29, 2003 and through July 28, 2004 except that in connection with the completion of the year-end audit, Ernst & Young advised the Company and the Audit Committee that they noted certain matters considered to be significant deficiencies in the design or operation of the Company's internal controls that, in their judgment, could adversely affect the Company's ability to record, process, summarize and report financial data consistent with the assertions of management in the consolidated financial statements. Specifically, Ernst & Young recommended that the Company ensure the timely preparation of accounting reconciliations and analyses, specifically accruals and prepaid assets, and related timely review thereof. Ernst & Young specifically advised the Company and the Audit Committee that none of these conditions are believed to be material weaknesses in the design or operation of the Company's internal controls.

            Ernst & Young's observations arose from (1) an error in a formula in a spreadsheet that the Company used to keep track of prepaid insurance and (2) the fact that the Company had not yet performed certain year-end account reconciliations specifically related to accruals and prepaid assets by the time Ernst & Young first began their work for the year end audit in January.

            In January 2004, Ernst & Young discovered an error in a formula in a spreadsheet that the Company used to keep track of prepaid insurance. This formula was fixed immediately after Ernst & Young reported the discovery of the error to the Company. The information that resulted from the corrected formula increased the Company's net loss by $170,242.

            When Ernst & Young first began their work for the year-end audit in mid January 2004, they noted that the Company had not yet performed certain year-end account reconciliations and analyses specifically related to accruals and prepaid assets. The Company had completed a rights offering on December 29, 2003, was in the process of finalizing its uniform franchising offering circular and was orienting an entirely new management team to their first year-end closing of the Company's books. As a result of the foregoing, the Company completed its year-end account reconciliations and related analyses in February 2004.

            Even though the Company completed the fourth quarter account reconciliations and related analyses in ample time to comply with the Commission's filing timelines, Ernst & Young suggested that management should have completed the account reconciliations and related analyses earlier. With respect to the Company's filings for the first fiscal quarter of 2004, the Company believes that it has improved the timely preparation and review of account reconciliations and analyses.

            The Company has been advised by Ernst & Young that the formula error described above and their belief that the fourth quarter account reconciliations and related analyses should have been completed earlier are the only reportable conditions that Ernst & Young observed in the design or operation of the Company's internal controls.

            The Company's Audit Committee discussed the above subject matter with Ernst & Young in March 2004 and believes that it has taken the necessary steps to correct the deficiencies, as of the first quarter 2004, by requiring an additional person to review the type of spreadsheet referred to above and requiring management to complete account reconciliations and analyses as soon as possible in advance of the outside auditors review thereof.

            The Company provided Ernst & Young with a copy of this Form 8-K/A prior to its filing with the Securities and Exchange Commission. The Company has received a letter from Ernst & Young addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of that letter, dated as of July 29, 2004, is attached hereto as Exhibit 16.

Item 7(c).      Exhibits
                --------

16 Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated as of July 29, 2004, acknowledging its agreement with the statements made in this Current Report on Form 8-K/A.

                             Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cosi, Inc.

Date:  July 29, 2004

                                    /s/ Kevin Armstrong
                                    --------------------------------------------
                                    Name: Kevin Armstrong
                                    Title: Chief Executive Officer
                                    and President

                           EXHIBIT INDEX

Exhibit No.     Description                                 Paper (P) or
-----------     -----------                                 ------------
                                                            Electronic (E)
                                                            --------------

      16        Letter from Ernst & Young LLP to the             E
                Securities and Exchange Commission,
                dated as of July 29, 2004, acknowledging its agreement with the statements made in this Current Report on Form 8-K/A.